                                                                    EXHIBIT 10.2


                                ESCROW AGREEMENT


     This Escrow Agreement (this "Escrow Agreement") dated March 31, 2000 ("Effective Date") is entered into by and among Concorde Cruises, Inc., a South Dakota corporation ("Buyer"), Goldcoast Entertainment Cruises, Inc., a Florida corporation ("Goldcoast"), and National City Bank of Evansville, as escrow agent (the "Escrow Agent").

                                    RECITALS

     A. Buyer, Goldcoast and Michael A. Hlavsa and David Grossman (collectively, the "Shareholders") have entered into that certain Partnership Interest Purchase Agreement dated March 31, 2000 (the "Purchase Agreement") attached hereto as Exhibit A, whereby Buyer shall purchase Goldcoast's interest in Bayfront Ventures, a Florida general partnership, and Princesa Partners, a Florida general partnership (collectively, the "Partnerships").

     B. The Purchase Agreement provides for Goldcoast and the Shareholders to indemnify Buyer for certain expenses and liabilities in accordance with the terms and provisions contained in Article VIII of the Purchase Agreement.

     C. The Purchase Agreement requires that Buyer deposit with the Escrow Agent the sum of $75,000 in cash (the "Indemnity Amount"), which shall be a fund against which claims for indemnification against Goldcoast and the Shareholders shall first be made.

     D. The Purchase Agreement also requires Buyer to deposit the sum of $375,000 in cash (the "Holdback Amount" and together with the Indemnity Amount, the "Escrow Amounts"), which amount shall be payable to Buyer in the event that prior to the Legislative Session Expiration Date any rule, law, regulation or statute is adopted or enacted by a federal, state, local or other governmental or quasi-governmental entity, or any decision or proceeding by a court or other tribunal is given, that (i) prohibits or has a material adverse affect on the business of the Companies as such business is currently conducted as of the date of the Purchase Agreement, or (ii) permits Class III gaming on Indian reservations (the "Holdback Distribution Event").

     D. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                           APPOINTMENT OF ESCROW AGENT

     Section 1.01. APPOINTMENT OF ESCROW AGENT.

          (a) The Escrow Agent is hereby appointed escrow agent in accordance with the instructions set forth in this Escrow Agreement and National City Bank of Evansville hereby agrees to act as the Escrow Agent under this Escrow Agreement. The Escrow


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     Agent shall have no duty to enforce any provision hereof requiring performance by any other party hereunder.

          (b) The Escrow Agent hereby acknowledges receipt of an escrow deposit as follows: (i) $75,000 for the Indemnity Amount; and (ii) $375,000 for the Holdback Amount.

          (c) The Escrow Agent shall not have any interest in the Escrow Amounts, but shall serve as escrow holder only and have only possession thereof. The Escrow Agent expressly waives any right to set off and appropriate any amounts under the Escrow Amounts.

          (d) The Escrow Agent shall establish two separate escrow accounts. One account shall be for the Indemnity Amount (the "Indemnity Escrow") and the second account shall be for the Holdback Amount (the "Holdback Escrow").

                                   ARTICLE II
                                       TAX

     Section 2.01. TAX WITHHOLDING AND REPORTING.

          (a) General. Any payments of income from the Escrow Amounts shall be subject to any withholding required with respect to Taxes. For federal, state and local income tax purposes, all interest earned on the Escrow Amounts shall be reportable to Goldcoast. The Escrow Agent shall file annually all information returns with the Internal Revenue Service and other governmental authorities documenting such interest income. As required by law, the parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien, certifications.

          (b) Tax Treatment of Payments. Any indemnification payments or payments made in connection with a Holdback Distribution Event, whether from the Indemnity Escrow or Holdback Escrow, shall be treated as adjustments to the purchase price for all purposes.

                                  ARTICLE III
                                ESCROW PROCEDURE

     Section 3.01. CLAIM CERTIFICATES. Buyer, from time to time on or prior to the first anniversary of the date of this Agreement (the "Termination Date"), may make a claim for indemnification pursuant to Article VIII of the Purchase Agreement, on behalf of itself or another indemnitee, for up to all of the Indemnity Amount (a "Claim") by delivering to the Escrow Agent a certificate (a "Claim Certificate") signed by an authorized officer of Buyer in substantially the form of Exhibit B attached hereto; provided, however, that none of the Indemnity Amount shall be distributed to Buyer by the Escrow Agent unless a Final Determination has been made with respect to the Claim. If a Final Determination has not been


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made with respect to the Claim, the Claim Certificate shall include the following additional information:

          (a) a statement that Buyer or its Affiliates ("Buyer Indemnitee") is entitled to be indemnified under Article VIII of the Purchase Agreement;

          (b) the reasons therefore, set forth in reasonable detail;

          (c) the amount of the Claim by Buyer Indemnitee, provided that where the amount of the Claim is not a liquidated sum, the amount of the Claim shall be the amount reasonably estimated by Buyer Indemnitee in good faith; and

          (d) a statement that Buyer Indemnitee has delivered a copy of such Claim Certificate to Goldcoast and its legal counsel and the date on which such copy was delivered.

     Whenever a Claim Certificate is delivered to the Escrow Agent, the Escrow Agent shall thereupon promptly deliver a copy to Goldcoast and its legal counsel.

     Section 3.02. DISPUTED CLAIMS. For any Claim in which a Final Determination has not been made, Goldcoast may dispute such Claim in whole or in part (a "Disputed Claim"), by delivering to the Escrow Agent a written notice (an "Objection Notice") within fifteen (15) calendar days of receipt of the Claim Certificate from Buyer (such date referred to herein as the "Last Notice Date") stating:

          (a) that Goldcoast disputes or objects to such Claim;

          (b) the reasons for such objection or dispute, to the extent then known;

          (c) that Goldcoast has delivered a copy of the Objection Notice to Buyer and its legal counsel and the date on which such copy was delivered; and

          (d) the portion of the Claim set forth in the Claim Certificate, if any, to which there is no dispute or objection, including the dollar amount of such portion of the Claim (an "Undisputed Claim").

     Whenever there shall be delivered to the Escrow Agent an Objection Notice, the Escrow Agent shall thereupon promptly deliver a copy to Buyer and its legal counsel.

     Section 3.03. PAYMENT OF CLAIMS.

          (a) For Claims for which a Final Determination has been made and submitted to the Escrow Agent, the Escrow Agent shall, within two (2) business days after the date it receives the Claim Certificate, pay to Buyer from the Indemnity Escrow an amount equal to the amount of the Claim specified in the Final Determination.


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          (b) Claims for which a Final Determination has not been made shall be paid as follows:

               (i) If the Escrow Agent does not receive an Objection Notice by the Last Notice Date, the Escrow Agent shall, within two business days after such date, pay to Buyer from the Indemnity Escrow an amount equal to the amount of the Claim specified in the Claim Certificate.

               (ii) If the Escrow Agent receives from Goldcoast an Objection Notice which consents or agrees to part of a Claim, the Escrow Agent shall, within two (2) business days after the date it receives the Objection Notice, pay to Buyer from the Indemnity Escrow an amount equal to the aggregate amount of such Undisputed Claim as specified in the Objection Notice from Goldcoast.

          (c) If the Indemnity Amount is not sufficient to pay in full any amounts payable to Buyer under the preceding Sections 3.03(a) or 3.03(b), the Escrow Agent shall pay to Buyer such amount from the Indemnity Escrow as is available and the Escrow Agent's obligations under this Escrow Agreement shall terminate.

     Section 3.04. DISTRIBUTION OF INDEMNITY ESCROW. Except as provided in
Section 3.03 hereof, the Escrow Agent shall not make any distribution of the Indemnity Escrow with respect to any Claim made by Buyer hereunder until:

          (a) it receives the written consent or agreement from Goldcoast with respect to such distribution; or

          (b) there is a Final Determination with respect to a Disputed Claim.

     Section 3.05. TERMINATION OF INDEMNITY ESCROW. Unless earlier terminated pursuant to Section 3.03(c):

          (a) on the Termination Date, all of the Indemnity Amount (including any interest earned thereon) held by the Escrow Agent pursuant to the terms of this Escrow Agreement, less an amount equal to one hundred percent (100%) of the amount of any Disputed Claims as set forth herein, shall be paid by Escrow Agent to Goldcoast; and

          (b) upon settlement of all Disputed Claims outstanding as of the Termination Date, the Escrow Agent's obligations under this Escrow Agreement shall terminate, and all remaining Indemnity Amounts (including any interest earned thereon) held by the Escrow Agent shall be paid by the Escrow Agent to Goldcoast in accordance with such settlement, written notice of which shall be delivered to the Escrow Agent.

                                   ARTICLE IV
                                 HOLDBACK ESCROW

     Section 4.01. HOLDBACK ESCROW. If a Holdback Distribution Event occurs prior to Legislative Session Expiration Date, Buyer shall deliver to the Escrow Agent a certificate ("Officer's Certificate") signed by an authorized officer of Buyer in substantially the form of


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Exhibit C attached hereto; provided, however, that none of the Holdback Amount shall be distributed to Buyer by the Escrow Agent unless Goldcoast fails to object to the Officer's Certificate in the requisite time period or until the dispute over the matters set forth in such Officer's Certificate are resolved as set forth in Section 4.03 hereof.

     Whenever an Officer's Certificate is delivered to the Escrow Agent, the Escrow Agent shall thereupon promptly deliver a copy to Goldcoast and its counsel.

     Section 4.02. DISPUTED CLAIMS. Goldcoast may dispute such Officer's Certificate by delivering to the Escrow Agent a written notice (a "Holdback Objection Notice") within fifteen (15) calendar days of receipt of the Officer's Certificate from Buyer stating:

          (a) that Goldcoast disputes or objects to such Officer's Certificate;

          (b) the reasons for such objection or dispute; and

          (c) that Goldcoast has delivered a copy of the Holdback Objection Notice to Buyer and its legal counsel and the date on which such copy was delivered.

     Whenever there shall be delivered to the Escrow Agent a Holdback Objection Notice, the Escrow Agent shall thereupon promptly deliver a copy to Buyer and its legal counsel.

     Section 4.03. DISTRIBUTION OF HOLDBACK ESCROW.

          (a) Escrow Agent shall take the following actions with respect to the Holdback Escrow:

               (i) If the Escrow Agent does not receive a Holdback Objection Notice within fifteen (15) calendar days after the date that it receives an Officer's Certificate from Buyer, the Escrow Agent shall, within two (2) business days after such fifteen (15) day period, pay to Buyer the aggregate amount in the Holdback Escrow.

               (ii) If the Escrow Agent receives from Goldcoast a Holdback Objection Notice, the Escrow Agent shall, within two (2) business days after the date it receives the Holdback Objection Notice, notify Buyer that Goldcoast has sent a Holdback Objection Notice to such Officer's Certificate.

               (iii) Upon Buyer's receipt of the Holdback Objection Notice, Buyer and Goldcoast shall use their best efforts to resolve such dispute and, in the event they are unable to do so, such dispute shall be subject to arbitration as set forth in Section 6.07 of this Escrow Agreement.

     Section 4.04. TERMINATION OF HOLDBACK ESCROW. If the Holdback Distribution Event does not occur on or prior to the Legislative Session Expiration Date, which date is expected to occur in May 2000, then within two (2) business days after its receipt of written notice executed by Goldcoast and Buyer stating that the Holdback Distribution Event did not occur, Escrow


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Agent shall pay to Goldcoast the aggregate amount contained in the Holdback
Escrow (including any interest earned thereon).

                                   ARTICLE V
                                 ESCROW AMOUNTS

     Section 5.01. ADMINISTRATION OF ESCROW AMOUNTS.

          (a) Escrow Agent shall invest the Escrow Amounts in the Federal Treasury Obligations Money Market Fund or, if specifically directed in writing by Goldcoast, in Investments. Neither the Escrow Agent, Buyer nor Goldcoast shall be liable or responsible for any loss resulting from any investment or reinvestment made pursuant to this Section 5.01 and Buyer acknowledges that its right to any amounts contained in the Indemnity Escrow or Holdback Escrow shall be limited to the current balance of such accounts.

          As used herein "Investments" means:

               (i) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof with any residual amount being invested in the Federal Treasury Obligations Money Market Fund; and

               (ii) certificates of deposit whether negotiable or nonnegotiable, issued by any bank, trust company or national banking association, including the Escrow Agent, provided that such certificates of deposit shall (A) be issued by a bank, trust company or national banking association having a capital stock and surplus of more than $500,000,000, (B) be fully insured by the Federal Deposit Insurance Corporation or (C) be fully and continuously secured by direct obligations of, or obligations unconditionally guaranteed by, the United States of America, which (1) shall have a market value (exclusive of accrued interest) at all times at least equal to the principal amount of such certificates of deposit, (2) shall be lodged with the Escrow Agent (or any correspondent bank or trust company designated by the Escrow Agent), as custodian, by the bank, trust company or national banking association issuing such certificate of deposit; and

               (iii) the bank, trust company or national banking association issuing each certificate of deposit required to be so secured shall furnish the Escrow Agent with an undertaking satisfactory to it that the aggregate market value of such obligations securing each such certificate of deposit will at all times be an amount equal to the principal amount of each such certificate of deposit (and the Escrow Agent shall be entitled to rely on each such undertaking).

          (b) Maturities or unexpired terms of maturities of instruments in which the Indemnity Amount is invested shall not exceed ninety (90) days and in which the Holdback Amount is invested shall not exceed thirty (30) days. The Escrow Agent is authorized to sell any such Investments as may be required to make any payment under this Escrow Agreement, and the Escrow Agent shall not be liable for any loss due to early


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     redemption. In the event that no such written instructions are given by
     Goldcoast as to any uninvested portion of the Escrow Amounts, such portion shall be invested by the Escrow Agent in United States treasury bills for a thirty (30) day period; provided, however that if such period is not available, such portion shall be invested for the closest period of shorter duration.

          (c) Not less than ten (10) nor more than fifteen (15) business days prior to the termination of the Escrow Agent's obligations under this Escrow Agreement, the Escrow Agent shall deliver to Buyer and Goldcoast a report outlining (i) the total amount of the Escrow Amounts as of such date and the total amount of interest earned on the Escrow Amounts prior thereto and not distributed pursuant to the terms of this Escrow Agreement, and
     (ii) copies of or a description of all Claim Certificates pursuant to which payments from the Indemnity Escrow have been made and a description of all other payments made from the Indemnity Escrow during the preceding eleven
     (11) month period and all pending Claim Certificates as of such date.

          (d) At the prior written request of either Buyer or Goldcoast at any time, the Escrow Agent shall deliver to Buyer and Goldcoast such information as shall be reasonably requested with respect to the Escrow Amounts and any interest earned thereon or payments made therefrom.

                                   ARTICLE VI
                                      OTHER

     Section 6.01. NOTICES. All notices (including Objection Notices), certificates (including Claim Certificates), payments and distributions required or permitted to be given or delivered hereunder shall be in writing (including facsimile transmissions) and shall be deemed to have been given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to Buyer:                 Concorde Cruises, Inc.
                                       c/o Concorde Gaming Corporation
                                       3290 Lien Street
                                       Rapid City, SD 57702
                                       Attention: Jerry Baum
                                       Telephone: (605)341-7738
                                       Fax: (605)341-0247


          with a copy to:              Morrison & Foerster LLP
                                       5200 Republic Plaza
                                       370 17th Street
                                       Denver, Colorado 80202
                                       Attention: Warren L. Troupe, Esq.
                                       Telephone: (303)592-1500
                                       Fax: (303)592-1510


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          If to Goldcoast:             Goldcoast Entertainment Cruises, Inc.
                                       100 S. Biscayne Blvd., Suite 850
                                       Miami, Florida  33132
                                       Attention: Michael A. Hlavsa
                                       Telephone: (305)379-4422
                                       Fax: (305)379-5522

          If to Escrow Agent:          National City Bank of Evansville
                                       Box 868
                                       227 Main Street
                                       Evansville, Indiana 47708
                                       Attn: Stuart Harrington
                                       Telephone: (812)464-9608
                                       Fax: (812)464-9691

     Notice so given shall be deemed given and received (i) if by mail on the fourth calendar day after posting; (ii) by facsimile or personal delivery on the date of actual transmission or personal delivery, as the case may be; and (iii) if by overnight courier, on the next business day following the day such notice is delivered to the courier service.

     Section 6.02. RELIANCE. Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed or presented by the proper person or persons and shall not be liable in connection with the performance by it of its duties pursuant to the provisions hereof, except for its own willful misconduct or gross negligence. Buyer and Goldcoast shall each jointly and severally indemnify and save harmless the Escrow Agent for one half of all losses, costs, and expenses which may be incurred by it without gross negligence or willful misconduct on the part of the Escrow Agent, arising out of or in connection with its entering into this Escrow Agreement and carrying out its duties hereunder. Such indemnification provisions shall survive the termination of this Escrow Agreement or the removal or resignation of the Escrow Agent.

     Section 6.03. FEES AND EXPENSES. The Escrow Agent shall be entitled to compensation equal to Two Thousand Dollars ($2,000) for all of its services, which compensation shall be paid one-half by Buyer and one-half by Goldcoast by wire transfer of immediately available funds to an account designated by Escrow Agent. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement.

     Section 6.04. LIABILITY OF THE ESCROW AGENT.

          (a) The Escrow Agent shall hold, invest and disburse the Escrow Amounts and any interest accrued thereon only in accordance with (a) this Escrow Agreement or (b) written instructions accompanied by a certificate signed by Buyer and Goldcoast confirming that such written instructions are being given in conformity with this Escrow Agreement. The Escrow Agent shall not be bound in any way by, or be deemed to have knowledge of, the Purchase Agreement or any other agreement between or among the


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     parties hereto, other than this Escrow Agreement and the provisions of the
     Purchase Agreement specifically referenced herein. The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable with respect to any action taken by it, or any failure on its part to act, except to the extent that such actions constitute gross negligence or willful misconduct.

          (b) The Escrow Agent makes no representations and has no responsibility as to the validity, genuineness or sufficiency of any of the documents or instruments delivered to it hereunder. Subject to Section 6.04(a) hereof, the Escrow Agent (i) shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof, and (ii) may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any person purporting to give notice, receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may act in reliance upon the written advice of counsel satisfactory to it in reference to any matter in connection with this Escrow Agreement and shall not incur any liability for any action taken in good faith in accordance with such written advice.

          (c) In the event the Escrow Agent should at any time be confronted with inconsistent or conflicting claims or demands by the parties hereto, such dispute shall be adjudicated in accordance with the arbitration provisions set forth in Section 6.07.

     Section 6.05. RESIGNATION; REMOVAL.

          (a) The Escrow Agent may resign upon thirty (30) days advance written notice to the parties. If a successor escrow agent is not appointed by the mutual agreement of Buyer and Goldcoast within the thirty (30) day period following such notice, the Escrow Agent may tender into the registry or custody of any court of competent jurisdiction any part or all of the Escrow Amounts.

          (b) The Escrow Agent shall be entitled to its compensation earned prior its resignation hereunder.

          (c) Buyer and Goldcoast may, at any time, substitute a new escrow agent by giving thirty (30) days notice thereof to the existing Escrow Agent and paying all fees and expenses of such Escrow Agent incurred to the date of the substitution. Upon the effective date of the substitution of a successor escrow agent, the Escrow Agent shall deposit all of the Escrow Amounts with such successor.

     Section 6.06. GOVERNING LAW. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within the City and County of Denver, State of Colorado, in connection with any matter based upon or arising out of this Escrow Agreement or the matters contemplated herein, which matters are not subject


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to arbitration under Section 6.07, and agrees that process may be served upon them in any manner authorized by the laws of the State of Colorado for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

     Section 6.07. ARBITRATION. All disputes, controversies or claims arising out of or relating to this Escrow Agreement (including filing a Claim or delivering a Claim Certificate or Officer's Certificate pursuant to Sections
3.01 and 4.01, respectively, and any objections by Goldcoast thereto), or the breach hereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Miami, Florida with respect to claims brought by the Buyer and Denver, Colorado with respect to claims brought by Goldcoast and, notwithstanding the preceding, any claim involving the Escrow Agent. One arbitrator shall be selected by the indemnifying party or parties (or in the case of a dispute involving the Escrow Agent, the Escrow Agent), one arbitrator shall be selected by the indemnified party (or in the case of a dispute involving the Escrow Agent, the other party to such dispute), and the third arbitrator shall be chosen by the first two arbitrators chosen. The cost and expense of arbitration shall be shared equally by the parties to the arbitration, regardless of which party or parties prevail, except with respect to attorney's fees which shall be subject to the provisions contained in Section 6.11. The arbitration shall be conducted in accordance with the following time schedule unless otherwise mutually agreed to in writing by the parties: (i) parties to the arbitration proceeding shall each appoint their respective arbitrator within fifteen (15) business days after notice of the claim is received from the party initiating the arbitration; (ii) within five
(5) business days thereafter, such arbitrators shall appoint the third arbitrator; (iii) within ten (10) business days after appointment of the third arbitrator, the parties to the arbitration proceeding shall provide all documents, records and supporting documentation reasonably necessary to resolve the dispute; and (iv) within fifteen (15) business days after the date the above records are due, the arbitrators shall render their decision The decision or award of the arbitrators shall be final and binding upon the parties hereto to the same extent and to the same degree as if the matter had been adjudicated by a court of competent jurisdiction and shall be enforceable under the Federal Arbitration Act.

     Section 6.08. AMENDMENTS. This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by all the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such conditions, or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

     Section 6.09. SECTION HEADINGS. The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

     Section 6.10. SEVERABILITY. In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable,


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said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and affect.

     Section 6.11. ATTORNEY'S FEES. In the event of a dispute under this Escrow Agreement, the reasonable attorneys' fees and costs of the prevailing party in such dispute, shall be paid by the opposing party in such dispute.

     Section 6.12. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Escrow Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures on this Escrow Agreement may be communicated by facsimile transmission and shall be binding upon the parties transmitting the same by facsimile transmission. Counterparts with original signatures shall be provided within seven days of the applicable facsimile transmission, provided, however, that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of the Escrow Agreement. If executed in counterparts, the Escrow Agreement shall be effective as if simultaneously executed. No provision of this Escrow Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 6.13. ESCROW AGENT REPORTS. Pursuant to the regulations of the Office of the Comptroller of the Currency 12 C.F.R. 12.5(1), Buyer and Goldcoast have the right to receive, at no additional cost and within five (5) business days of the transaction, a written notification disclosing certain information relating to securities purchase and sale transactions in the Escrow Amounts. The Escrow Agent has the option of furnishing to Buyer and Goldcoast either (1) a copy of the broker-dealer confirmation relating to the transaction or (2) a written notification disclosing: the Escrow Agent's name, the account name, the Escrow Agent's capacity in the transaction, the date of execution (and, upon Buyer's and Goldcoast's written request, the time of execution) of the transaction, the identity, price and number of shares involved, the remuneration to the broker-dealer and his identity, the total remuneration to be received by the Escrow Agent, and, if no broker-dealer was involved, the identify of the person from whom the security was purchased or to whom it was sold.

     In lieu of the foregoing time and form of notification, Buyer and Goldcoast agree that the Escrow Agent's periodic statements, transmitted pursuant to the terms of this Escrow Agreement, will suffice.


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     IN WITNESS WHEREOF, Buyer, Goldcoast and the Escrow Agent have caused this
Escrow Agreement to be signed the day and year first above written.

                                      BUYER

                                      CONCORDE CRUISES, INC.


                                      By:/s/ JERRY L. BAUM
                                         ---------------------------------------
                                      Name:  Jerry L. Baum
                                      Title: President


                                      SELLER

                                      GOLDCOAST ENTERTAINMENT CRUISES,
                                      INC.


                                      By: /s/ MICHAEL A. HLAVSA
                                         ---------------------------------------
                                      Name:  Michael A. Hlavsa
                                      Title: President


                                      ESCROW AGENT

                                      NATIONAL CITY BANK OF EVANSVILLE


                                      By: /s/ SHANE ROBERSON
                                         ---------------------------------------
                                      Name:  Shane Roberson
                                           -------------------------------------
                                      Title: Trust Administrator
                                            ------------------------------------

                                    EXHIBIT A

                     PARTNERSHIP INTEREST PURCHASE AGREEMENT

                                    EXHIBIT B

                            FORM OF CLAIM CERTIFICATE


     This Claim Certificate Notice is delivered pursuant to Section 3.01 of that certain Escrow Agreement dated as of March 31, 2000 (the "Escrow Agreement"), by and among Concorde Cruises, Inc., a South Dakota corporation ("Buyer"), Goldcoast Entertainment Cruises, Inc., a Florida corporation ("Goldcoast"), and National City Bank of Evansville, as escrow agent (the "Escrow Agent"). Capitalized terms used herein without definition shall have the meanings set forth in the Escrow Agreement.

     The undersigned hereby instructs Escrow Agent to pay to the undersigned, within two (2) business days after Escrow Agent's receipt of this Claim Certificate, at the address set forth below, $______ from the Indemnity Escrow established and maintained pursuant to the Escrow Agreement. In connection with such distribution, the undersigned hereby certifies as follows:

     1. Buyer is entitled to submit this Claim Certificate to Escrow Agent pursuant to Article III of the Escrow Agreement.

     2. The reasons Buyer is entitled to be indemnified are as follows:

     3. There has been a Final Determination with respect to the Claim with evidence of such Final Determination submitted herewith.

     4. Buyer has delivered a copy of this Claim Certificate to Goldcoast and its legal counsel on _______________________.


Dated:
      -------------
                                       Concorde Cruises, Inc.,
                                       a South Dakota corporation



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Its:
                                           -------------------------------------

                                       Address for Payment:
                                       3290 Lien Street
                                       Rapid City, SD 57702


                                       B-1
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                                    EXHIBIT C

                              OFFICER'S CERTIFICATE


     This Officer's Certificate is delivered pursuant to Section 4.01 of that certain Escrow Agreement dated as of March 31, 2000 (the "Escrow Agreement"), by and among Concorde Cruises, Inc., a South Dakota corporation ("Buyer"), Goldcoast Entertainment Cruises, Inc., a Florida corporation ("Goldcoast"), and National City Bank of Evansville, as escrow agent (the "Escrow Agent"). Capitalized terms used herein without definition shall have the meanings set forth in the Escrow Agreement.

     The undersigned hereby instructs Escrow Agent to pay to the undersigned, upon the expiration of a fifteen (15) calendar day period from the date this Officer's Certificate is received by Goldcoast, at the address set forth below, the entire amount from the Holdback Escrow established and maintained pursuant to the Escrow Agreement. In connection with such distribution, the undersigned hereby certifies as follows:

     1. Buyer is entitled to submit this Officer's Certificate to Escrow Agent pursuant to Article IV of the Escrow Agreement.

     2. The Holdback Distribution Event has occurred.

     3. Buyer has delivered a copy of this Officer's Certificate to Goldcoast and its legal counsel on ___________________.

Dated:
      -------------
                                       Concorde Cruises, Inc.,
                                       a South Dakota corporation



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Its:
                                           -------------------------------------

                                       Address for Payment:
                                       3290 Lien Street
                                       Rapid City, SD 57702


                                       C-1